SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2003 (August 14, 2003)

SEQUA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                              1-804                                                   13-1885030

(State or other jurisdiction                     (Commission                                        (I.R.S. Employer

of incorporation)                                   File Number)                                        Identification No.)

200 Park Avenue, New York, New York                                                                    10166

(Address of principal executive offices)                                                                         (Zip Code)

Registrant's telephone number, including area code (212) 986-5500

None

(Former name or former address, if changed since last report.)

Item 9.             Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Pursuant to Item 12.

                                                                        Registrant is furnishing its press release dated August 14, 2003 which reports Registrant's second quarter 2003 results, pursuant to Item 12, "Results of Operation and Financial Conditions" of Form 8-K.  The press release is included herewith as Exhibit 99 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By:______________________________

                                                                                 Howard M. Leitner

                                                                                 Senior Vice President, Finance

Dated:  August 14, 2003

EXHIBIT INDEX

Number            Description

99        Press release of Registrant dated August 14, 2003.